                                                                  MORGAN STANLEY

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03/18/2002     11:15:14     CARVE Version  661.0     /u/margol/deal/MSDWC_2002-HQ/20020313/hq.0313.carve
MSDWCI    MS    SERIES 2002-HQ    CLASS X2
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Class            X2                 Settlement Date    03/27/2002  Coupon           -1.00000             Cusip            N/A
Original Balance 1.00               Dated Date         03/01/2002  Delay            14                   Yield Table Date 03/18/2002
Current Balance  615,958,000.00     First Payment Date 04/15/2002  Lead Manager     Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA            Next Payment Date  04/15/2002  Orig Deal Size   845,945,104.00       Yield Day Count  30/360
Market Desc      N/A                Payment Freq       Monthly     Num of Tranches  21
Factor           615958000.00000000 Interest Freq      Monthly     Deal Age         0



TRIGGER              OPTIONAL CALL YES   OPTIONALCALL YES    OPTIONALCALL YES    OPTIONALCALL YES
PREPAY               (!YM) CPR 100       (!YM) CPR 100       (!YM) CPR 100       (!YM) CPR 100
DEFAULT              CDR 7               CDR 8               CDR 9               CDR 10
ADVANCES             YES                 YES                 YES                 YES
RECV MNTH            18                  18                  18                  18
LOSSES               0.35                0.35                0.35                0.35
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PRICE / YIELD
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                4/12                8.76                8.70                8.58                8.39
                4/13                8.48                8.42                8.30                8.11
                4/14                8.20                8.14                8.02                7.83
                4/15                7.93                7.87                7.74                7.56
                4/16                7.66                7.60                7.47                7.29
                4/17                7.39                7.33                7.20                7.02
                4/18                7.13                7.06                6.94                6.75
                4/19                6.87                6.80                6.67                6.49
                4/20                6.61                6.54                6.42                6.23
                4/21                6.35                6.29                6.16                5.97
                4/22                6.10                6.03                5.90                5.72
                4/23                5.85                5.78                5.65                5.47
                4/24                5.60                5.54                5.41                5.22
                4/25                5.36                5.29                5.16                4.97
                4/26                5.11                5.05                4.92                4.73
                4/27                4.87                4.81                4.68                4.49
                4/28                4.64                4.57                4.44                4.25
                4/29                4.40                4.34                4.20                4.01
                4/30                4.17                4.10                3.97                3.78
                4/31                3.94                3.87                3.74                3.55
                5/00                3.71                3.65                3.51                3.32
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AVERAGE LIFE                        5.5456              5.5227              5.4881              5.4444
FIRST PRIN                      07/15/2005          06/15/2005          04/15/2005          02/15/2005
LAST PRIN                       03/15/2009          03/15/2009          03/15/2009          03/15/2009
PAYMENT WINDOW                          45                  46                  48                  50
ACCRUAL FACTOR                      0.0873              0.0873              0.0873              0.0873
MOD DURATION @ 4/22                 2.6019              2.5988              2.5944              2.5889


TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES    OPTIONALCALL YES    OPTIONALCALL YES
PREPAY                (!YM) CPR 100       (!YM) CPR 100       (!YM) CPR 100       (!YM) CPR 100
DEFAULT               CDR 7               CDR 8               CDR 9               CDR 10
ADVANCES              YES                 YES                 YES                 YES
RECV MNTH             18                  18                  18                  18
LOSSES                0.5                 0.5                 0.5                 0.5
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PRICE / YIELD
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                4/12                8.54               8.37                8.16                7.93
                4/13                8.26               8.08                7.88                7.65
                4/14                7.98               7.80                7.60                7.37
                4/15                7.71               7.53                7.32                7.09
                4/16                7.43               7.26                7.05                6.82
                4/17                7.17               6.99                6.78                6.54
                4/18                6.90               6.72                6.51                6.28
                4/19                6.64               6.46                6.25                6.01
                4/20                6.38               6.20                5.99                5.75
                4/21                6.12               5.94                5.73                5.49
                4/22                5.87               5.69                5.47                5.24
                4/23                5.62               5.43                5.22                4.98
                4/24                5.37               5.18                4.97                4.73
                4/25                5.12               4.94                4.72                4.49
                4/26                4.88               4.70                4.48                4.24
                4/27                4.64               4.45                4.24                4.00
                4/28                4.40               4.22                4.00                3.76
                4/29                4.17               3.98                3.76                3.52
                4/30                3.93               3.75                3.53                3.29
                4/31                3.70               3.52                3.30                3.06
                5/00                3.47               3.29                3.07                2.83
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AVERAGE LIFE                      5.4617              5.4105              5.3555              5.2971
FIRST PRIN                    07/15/2005          07/15/2005          05/15/2005          03/15/2005
LAST PRIN                     03/15/2009          03/15/2009          03/15/2009          03/15/2009
PAYMENT WINDOW                        45                  45                  47                  49
ACCRUAL FACTOR                    0.0873              0.0873              0.0873              0.0873
MOD DURATION @ 4/22               2.5923              2.5863              2.5798              2.5733

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